J.P. MORGAN FUNDS

JPMorgan Total Emerging Markets Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 26, 2013

to the Prospectuses dated February 28, 2013, as supplemented

Effective on September 30, 2013, the JPMorgan Total Emerging Markets Fund (the “Fund”) will distribute net investment income, if any, at least quarterly. Therefore, effective September 30, 2013, the first sentence of the third paragraph under the “Shareholder Information – Distribution and Taxes” section of the Prospectuses is deleted and replaced with the following:

The Fund generally distributes net investment income, if any, at least quarterly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-TEM-813